UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2011

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Fifth Avenue S.W. Olympia WA	98501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 28, 2011, Heritage Financial Corporation (“Heritage”) issued its earnings release announcing its operating results for the quarter ended September 30, 2011. A copy of the release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

ITEM 8.01 – OTHER EVENTS

On October 28, 2011, Heritage Financial Corporation (“Heritage”) issued a press release announcing a quarterly cash dividend of $0.05. The dividend will be paid on November 10, 2011, to shareholders of record at the close of business on November 23, 2011. A copy of the release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

The following exhibit is being filed herewith and this list shall constitute the exhibit index:

99.1	Press Release dated October 28, 2011 announcing third quarter ended September 30, 2011 financial results and quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

By:	/S/ BRIAN L. VANCE
Brian L. Vance President and Chief Executive Officer

Dated: October 28, 2011